UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2022

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Baker Road, Suite 400 Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2022, Mike Kelly, Chief Strategy Officer of Northern Oil and Gas, Inc. (the “Company”), and the Company agreed that, effective July 15, 2022 (the “Separation Date”), Mr. Kelly will step down from his position as Chief Strategy Officer and resign as an employee of the Company. In connection with Mr. Kelly’s separation, the Company and Mr. Kelly entered into a Separation and Release Agreement, dated as of July 13, 2022 (the “Separation and Release Agreement”). The Separation and Release Agreement provides that, in exchange for Mr. Kelly’s release of claims in favor of the Company and his compliance with his commitments set forth therein, including restrictive covenant obligations and the provision of transition services as requested by the Company, Mr. Kelly will receive the following payments and benefits: (i) continued payment of his base salary from the Separation Date through March 15, 2023 (the “Severance Period”), (ii) continued payment of his car allowance during the Severance Period, (iii) the vesting of his shares of restricted stock in the Company that have not previously vested as of the Separation Date on March 15, 2023 and (iv) continued payment for the cost of COBRA coverage up to the end of the Severance Period. The foregoing description of the terms and conditions of the Separation and Release Agreement does not purport to be complete and is qualified in its entirety by the full text of the Separation and Release Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Separation and Release Agreement, dated as of July 13, 2022, by and between Northern Oil and Gas, Inc. and Mike Kelly.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.
________________

*    The exhibit to the agreement has been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit will be furnished to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2022	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Chief Legal Officer and Secretary